Exhibit 10(d)
THIRD AMENDMENT TO CREDIT AGREEMENT

This THIRD AMENDMENT TO CREDIT AGREEMENT (this “Third Amendment”) is entered into as of January 20, 2023 (the “Third Amendment Effective Date”), by and among DENBURY INC., a Delaware corporation (the “Borrower”), the Guarantors party hereto, JPMORGAN CHASE BANK, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”), and the Lenders party hereto.
RECITALS
WHEREAS, the Borrower, the Administrative Agent and certain Lenders are parties to that certain Credit Agreement dated as of September 18, 2020 (as amended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”; unless otherwise defined herein, all terms used herein with their initial letter capitalized shall have the meaning given such terms in the Credit Agreement, including, to the extent applicable, after giving effect to the amendments set forth in Section 1 of this Third Amendment);
WHEREAS, pursuant to the Credit Agreement, certain Lenders have extended credit in the form of Loans to the Borrower and provided certain other credit accommodations to the Borrower; and
WHEREAS, the Borrower has requested that Lenders amend certain provisions contained in the Credit Agreement as more specifically provided for herein.
NOW THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, the Borrower, the Administrative Agent and the Lenders party hereto hereby agree as follows:
Section 1.Amendments to Credit Agreement. In reliance on the representations, warranties, covenants and agreements contained in this Third Amendment, and subject to the satisfaction or waiver of the condition precedent set forth in Section 2 hereof, the Credit Agreement shall be amended effective as of the Third Amendment Effective Date in the manner provided in this Section 1.

1.1Additional Definitions. Section 1.1 of the Credit Agreement shall be amended to add thereto in alphabetical order the following definitions, which shall read in full as follows:

“Third Amendment” shall mean that certain Third Amendment to Credit Agreement dated as of the Third Amendment Effective Date, among the Borrower, the Guarantors, the Administrative Agent and the Lenders party thereto.

“Third Amendment Effective Date” means January 20, 2023.

1.2Restatement of Definitions. The following definitions contained in Section 1.1 of the Credit Agreement are hereby amended and restated in their respective entireties to read in full as follows:

“Applicable Margin” shall mean, for any day, with respect to any ABR Loan, Term Benchmark Loan or RFR Loan, or with respect to the Commitment Fee Rate, as the case may be, the rate per annum set forth in the grid below based upon the Borrowing Base Utilization Percentage in effect on such day:

Borrowing Base Utilization Grid
Borrowing Base Utilization Percentage	X ≤ 25%	> 25% X ≤50%	> 50% X ≤75%	> 75% X ≤90%	X > 90%
Term Benchmark Loans and RFR Loans	2.500%	2.750%	3.000%	3.250%	3.500%
ABR Loans	1.500%	1.750%	2.000%	2.250%	2.500%
Commitment Fee Rate	0.500%	0.500%	0.500%	0.500%	0.500%

Each change in the Commitment Fee Rate or Applicable Margin shall apply during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next such change

“Benchmark” shall mean, as of the Third Amendment Effective Date, with respect to any (a) RFR Loan, the Daily Simple SOFR and (b) Term Benchmark Loan, the Term SOFR; provided that if a Benchmark Transition Event and the related Benchmark Replacement Date have occurred with respect to the Daily Simple SOFR or Term SOFR or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to Section 2.18(b).

“Benchmark Replacement” shall mean, with respect to any Benchmark Transition Event for the then-current Benchmark, the sum of: (a) the alternate benchmark rate that has been selected by the Administrative Agent and the Borrower as the replacement for the then-current Benchmark for the applicable Corresponding Tenor giving due consideration to (i) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement for the then-current Benchmark for U.S. dollar-denominated syndicated credit facilities at such time and (b) the related Benchmark Replacement Adjustment.

If the Benchmark Replacement as determined above would be less than the Floor, the Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the other Credit Documents.

“Benchmark Replacement Conforming Changes” shall mean, with respect to any Benchmark Replacement and/or any RFR Loan or Term Benchmark Loan, any technical, administrative or operational changes (including changes to the definition of “Alternate Base Rate”, the definition of “Business Day”, the definition of “U.S. Government Securities Business Day”, the definition of “Interest Period”, timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, length of lookback periods, the applicability of breakage provisions, and other technical, administrative or operational matters) that the Administrative Agent reasonably decides, after consultation with the Borrower, may be appropriate to reflect the adoption and implementation of such Benchmark and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of such Benchmark exists, in such other manner of administration as the Administrative Agent reasonably decides, after consultation with the Borrower, is necessary in connection with the administration of this Agreement and the other Credit Documents).

“Credit Documents” shall mean this Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Guarantee, the Security Documents and any promissory notes issued by the Borrower under this Agreement and any other agreements executed by Credit Parties in connection with this Agreement and expressly identified as “Credit Documents” therein.

“Daily Simple SOFR” shall mean, for any day (a “SOFR Day”), a rate per annum equal to SOFR for the day that is three (3) U.S. Government Securities Business Days prior to (a) if such SOFR Day is a U.S. Government Securities Business Day, such SOFR Day or (b) if such SOFR Day is not a U.S. Government Securities Business Day, the U.S. Government Securities Business Day immediately preceding such SOFR Day, in each case, as such SOFR is published by the SOFR Administrator on the SOFR Administrator’s Website. Any change in Daily Simple SOFR due to a change in SOFR shall be effective from and including the effective date of such change in SOFR without notice to the Borrower.

“Interest Payment Date” shall mean (a) with respect to any ABR Loan, (i) the last Business Day of each March, June, September and December and (ii) the Maturity Date, (b) with respect to any RFR Loan, (i) initially the date that is one week after the date of the borrowing of such RFR Loan and, thereafter, each successive date that is on the same weekday as such initial date (provided that if such initial date or any such successive date is a day other than a Business Day, the applicable Interest Payment Date shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar week, in which case such Interest Payment Date shall occur on the preceding Business Day) and (ii) the Maturity Date, and (c) with respect to any Term Benchmark Loan, (i) the last day of each Interest Period applicable to the Borrowing of which such Loan is a part and, in the case of a Term Benchmark Borrowing with an Interest Period of more than three (3) months’ duration, each day prior to the last day of such Interest Period that occurs at intervals of three months’ duration after the first day of such Interest Period and (ii) the Maturity Date.

“Sanctioned Country” shall mean, at any time, a country or territory which is itself the subject or target of any Sanctions (which as of the Third Amendment Effective Date includes the so-called Donetsk People’s Republic, the so-called Luhansk People’s Republic, the Crimea, Zaporizhzhia and Kherson Regions of Ukraine, Cuba, Iran, North Korea and Syria).

“Type”, when used in reference to any Loan or Borrowing, refers to whether the rate of interest on such Loan, or on the Loans comprising such Borrowing, is determined by reference to the Adjusted Term SOFR, the Alternate Base Rate, the Adjusted Daily Simple SOFR or, if then applicable, any such Benchmark Replacement.

1.3Amendment to Section 2.1(a)(i) of the Credit Agreement. Section 2.1(a)(i) of the Credit Agreement is amended by amending and restating clause (B) therein in its entirety to read in full as follows:

(B) may, at the option of the Borrower, be incurred and maintained as, and/or converted into, ABR Loans, Term Benchmark Loans or RFR Loans; provided that all Loans made by each of the Lenders pursuant to the same Borrowing shall, unless otherwise specifically provided herein, consist entirely of Loans of the same Type,

1.4Amendments to Section 2.3(a) of the Credit Agreement. Section 2.3(a) of the Credit Agreement is amended by:

(a)replacing each reference to “Business Days’” appearing in clause (i) and clause (iii) therein with a reference to “U.S. Government Securities Business Days’”; and

(b)deleting the reference to “, if applicable,” appearing in clause (iii)(C) therein.

1.5Amendments to Section 2.6 of the Credit Agreement. Section 2.6 of the Credit Agreement is amended by:

(a)amending and restating clause (a)(ii)(B) appearing therein in its entirety to read in full as follows:

(B)no ABR Loans or RFR Loans may be converted into Term Benchmark Loans if an Event of Default is in existence on the date of the conversion and the Administrative Agent has or the Majority Lenders have determined in its or their sole discretion not to permit such conversion,

(b)replacing each reference to “Business Days’” appearing in Section 2.6(a) with a reference to “U.S. Government Securities Business Days’”; and

(c)amending and restating the first sentence appearing in Section 2.6(b) in its entirety to read in full as follows:

If any Event of Default is in existence at the time of any proposed continuation of any Term Benchmark Loans or RFR Loans and the Administrative Agent has or the Majority Lenders have determined in its or their sole discretion not to permit such continuation, then such Term Benchmark Loans shall be automatically converted on the last day of the current Interest Period and such RFR Loans shall be automatically converted on the applicable Interest Payment Date, in either case, so long as the Event of Default is continuing on such date, into ABR Loans.

1.6Amendments to Section 2.8 of the Credit Agreement. Section 2.8 of the Credit Agreement is amended by:

(a)deleting the reference to “(if applicable)” appearing in Section 2.8(b); and

(b)deleting the reference to “quarterly” appearing in Section 2.8(d).

1.7Amendment to Section 2.10 of the Credit Agreement. Section 2.10 of the Credit Agreement is amended by deleting each reference to “(if applicable)” appearing therein.

1.8Amendments to Section 2.18 of the Credit Agreement. Section 2.18 of the Credit Agreement is amended by:
(a)deleting the reference to “, as applicable,” appearing in clause (B) in the penultimate paragraph of Section 2.18(a);

(b)deleting the reference to “(as applicable)” appearing in the last paragraph of Section 2.18(a); and

(c)amending and restating clause (b) therein in its entirety to read in full as follows:

(b) Notwithstanding anything to the contrary herein or in any other Credit Document, if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred prior to the Reference Time in respect of any setting of the then-current Benchmark, then the Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any other Credit Document in respect of any Benchmark setting at or after 4:00 p.m. on the fifth (5th) Business Day after the date notice of such Benchmark Replacement is provided to the Lenders without any amendment to, or further action or consent of any other party to, this Agreement or any other Credit Document so long as the Administrative Agent has not received, by such time, written notice of objection to such Benchmark Replacement from Lenders comprising the Majority Lenders.

1.9Amendment to Section 5.1 of the Credit Agreement. Section 5.1 of the Credit Agreement is amended by amending and restating clause (a) therein in its entirety to read in full as follows:

(a) the Borrower shall give the Administrative Agent at the Administrative Agent’s Office written notice (or telephonic notice promptly confirmed in writing) of its intent to make such prepayment, the amount of such prepayment and (in the case of Term Benchmark Loans) the specific Borrowing(s) being prepaid, which notice shall be given by the Borrower no later than 1:00 p.m. (i) in the case of Term Benchmark Loans, three (3) U.S. Government Securities Business Days prior to such payment, (ii) in the case of ABR Loans on the date of such prepayment and (iii) in the case of RFR Loans, three (3) U.S. Government Securities Business Days prior to such payment and shall promptly be transmitted by the Administrative Agent to each of the Lenders;

1.10Replacement of Exhibit A to the Credit Agreement. Exhibit A to the Credit Agreement is hereby replaced in its entirety with Exhibit A attached hereto as Annex A, and Exhibit A attached hereto as Annex A shall be deemed to be attached as Exhibit A to the Credit Agreement.
Section 2.Conditions Precedent to Third Amendment. The amendments to the Credit Agreement contained in Section 1 hereof shall be effective on the Third Amendment Effective Date subject to the following:
2.1Counterparts. The Administrative Agent shall have received counterparts of this Third Amendment duly executed by (a) an Authorized Officer of the Borrower and the Guarantors and (b) each of the Lenders.
2.2Fees and Expenses. The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Third Amendment Effective Date, including reimbursement or payment of all documented out-of-pocket expenses required to be reimbursed or paid by the Borrower under the Credit Agreement.
Each Lender, by delivering its signature page to this Third Amendment, shall be deemed to have acknowledged receipt of, and consented to and approved, this Third Amendment and each other document, agreement and/or instrument or other matter required to be approved by Lenders on the Third Amendment Effective Date. The Administrative Agent is hereby authorized and directed to declare the amendments in Section 1 hereof to be effective on the date it confirms to the Borrower in writing that the foregoing conditions have been met to the reasonable satisfaction of the Administrative Agent (or the waiver of such conditions as permitted hereby). Such declaration shall be final, conclusive and binding upon the Lenders and all other parties to the Credit Agreement for all purposes.
Section 3.Representations and Warranties. To induce the Lenders and the Administrative Agent to enter into this Third Amendment, each Credit Party hereby represents and warrants to the Lenders and the Administrative Agent as follows as of the Third Amendment Effective Date:

3.1Reaffirm Existing Representations and Warranties. Each representation and warranty of such Credit Party contained in the Credit Agreement and the other Credit Documents to which it is a party is true and correct in all material respects (unless such representations and warranties are already qualified by materiality, Material Adverse Effect or a similar qualification in which case such representations and warranties shall be true and correct in all respects) with the same effect as though each such representation and warranty had been made on and as of the Third Amendment Effective Date (except where any such representation and warranty expressly relates to an earlier date, in which case each such representation and warranty shall have been true and correct in all material respects as of such earlier date).
3.2Due Authorization. The execution, delivery and performance by such Credit Party of this Third Amendment are within such Credit Party’s corporate, limited liability, limited partnership or other organizational powers, have been duly authorized by all necessary action, and require no action by or in respect of, or filing with, any governmental body, agency or official.
3.3Validity and Enforceability. This Third Amendment constitutes the valid and binding obligation of such Credit Party enforceable in accordance with its terms, except as (a) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally, and (b) the availability of equitable remedies may be limited by equitable principles of general application.
3.4No Defense. (a) The Borrower acknowledges that the Borrower has no defense to Borrower’s obligation to pay the Obligations when due, and (b) each Credit Party acknowledges that such Credit Party has no defense to the validity, enforceability or binding effect against such Credit Party of any of the Credit Documents to which it is a party or any Liens intended to be created thereby.
Section 4.Miscellaneous.
4.1No Waivers. No failure or delay on the part of the Administrative Agent or the Lenders to exercise any right or remedy under the Credit Agreement, any other Credit Documents or applicable law shall operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy preclude any other or further exercise of any right or remedy, all of which are cumulative and may be exercised without notice except to the extent notice is expressly required (and has not been waived) under the Credit Agreement, the other Credit Documents and applicable law.
4.2Reaffirmation of Credit Documents. Any and all of the terms and provisions of the Credit Agreement and the other Credit Documents shall remain in full force and effect as amended and modified hereby. The amendments contemplated hereby shall not limit or impair any Liens securing the Obligations nor limit or impair any guarantees of any Guarantor under the Credit Documents, each of which are hereby ratified, affirmed and extended to secure the Obligations.
4.3Legal Expenses. The Borrower hereby agrees to pay on demand all reasonable fees and expenses of counsel to the Administrative Agent incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Third Amendment and all related documents.
4.4Parties in Interest. All of the terms and provisions of this Third Amendment shall bind and inure to the benefit of the parties to the Credit Agreement and the other Credit Documents and their respective successors and assigns.
4.5Counterparts. This Third Amendment may be executed in counterparts, and all parties need not execute the same counterpart. Facsimiles and counterparts executed by electronic signature (e.g., .pdf) shall be effective as originals. The execution and delivery of this Third Amendment shall be deemed to include electronic signatures on electronic platforms approved by the Administrative Agent, which shall be of the same legal effect, validity or enforceability as delivery of a manually executed signature, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that, upon the request of any party hereto, such electronic signature shall be promptly followed by the original thereof.
4.6Complete Agreement. THIS THIRD AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER CREDIT DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN OR AMONG THE PARTIES.
4.7Headings. The headings, captions and arrangements used in this Third Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Third Amendment, nor affect the meaning thereof.
4.8Governing Law. THIS THIRD AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
4.9Severability. Any provision of this Third Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
[Signature pages follow.]

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed by their respective authorized officers effective as of the Third Amendment Effective Date.

BORROWER:

DENBURY INC.,
a Delaware corporation

By:	/s/ Mark C. Allen
Name:	Mark C. Allen
Title:	Executive Vice President, Chief Financial Officer, Treasurer and Assistant Secretary

[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT – DENBURY INC.]

Each of the undersigned Guarantors (a) consent and agree to this Third Amendment, and (b) agree that the Credit Documents to which it is a party shall remain in full force and effect and shall continue to be the legal, valid and binding obligation of such Person, enforceable against it in accordance with its terms.

GUARANTORS:

DENBURY HOLDINGS, INC.
DENBURY OPERATING COMPANY
DENBURY ONSHORE, LLC
DENBURY PIPELINE HOLDINGS, LLC
DENBURY GREEN PIPELINE-TEXAS, LLC
DENBURY GULF COAST PIPELINES, LLC
GREENCORE PIPELINE COMPANY LLC
DENBURY GREEN PIPELINE-MONTANA, LLC
DENBURY GREEN PIPELINE-RILEY RIDGE, LLC
DENBURY THOMPSON PIPELINE, LLC
DENBURY BROOKHAVEN PIPELINE, LLC
DENBURY GREEN PIPELINE-NORTH DAKOTA, LLC
DENBURY CARBON SOLUTIONS, LLC

By:	/s/ Mark C. Allen
Name:	Mark C. Allen
Title:	Executive Vice President, Chief Financial Officer, Treasurer and Assistant Secretary

DENBURY BROOKHAVEN PIPELINE PARTNERSHIP, LP

By:	Denbury Brookhaven Pipeline, LLC, its general partner

By:	/s/ Mark C. Allen
Name:	Mark C. Allen
Title:	Executive Vice President, Chief Financial Officer, Treasurer and Assistant Secretary

[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT – DENBURY INC.]

JPMORGAN CHASE BANK, N.A.,
as the Administrative Agent and a Lender

By:	/s/ Robert Mendoza
Name:	Robert Mendoza
Title:	Authorized Officer

[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT – DENBURY INC.]

BANK OF AMERICA, N.A.,
as a Lender

By:	/s/ Megan Baqui
Name:	Megan Baqui
Title:	Director

[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT – DENBURY INC.]

WELLS FARGO BANK, NATIONAL ASSOCIATION
as a Lender

By:	/s/ Michael Real
Name:	Michael Real
Title:	Managing Director

[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT – DENBURY INC.]

CAPITAL ONE, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ David Lee Garza
Name:	David Lee Garza
Title:	Vice President
[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT – DENBURY INC.]

TRUIST BANK,
as a Lender

By:	/s/ Greg Krablin
Name:	Greg Krablin
Title:	Director

[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT – DENBURY INC.]

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Beth Johnson
Name:	Beth Johnson
Title:	Senior Vice President
[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT – DENBURY INC.]

MIZUHO BANK, LTD.,
as a Lender

By:	/s/ Edward Sacks
Name:	Edward Sacks
Title:	Executive Director

[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT – DENBURY INC.]

FIFTH THIRD BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Thomas Kleiderer
Name:	Thomas Kleiderer
Title:	Managing Director

[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT – DENBURY INC.]

CREDIT SUISSE AG, NEW YORK BRANCH,
as a Lender

By:	/s/ Doreen Barr
Name:	Doreen Barr
Title:	Authorized Signatory

By:	/s/ Wing Yee Lee-Cember
Name:	Wing Yee Lee-Cember
Title:	Authorized Signatory

[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT – DENBURY INC.]

ROYAL BANK OF CANADA,
as a Lender

By:	/s/ Jay T. Sartain
Name:	Jay T. Sartain
Title:	Authorized Signatory
[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT – DENBURY INC.]

CANADIAN IMPERIAL BANK OF COMMERCE,
NEW YORK BRANCH,
as a Lender

By:	/s/ Jacob W. Lewis
Name:	Jacob W. Lewis
Title:	Authorized Signatory

By:	/s/ Donovan C. Broussard
Name:	Donovan C. Broussard
Title:	Authorized Signatory

[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT – DENBURY INC.]

KEYBANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ David M. Bornstein
Name:	David M. Bornstein
Title:	Senior Vice President
[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT – DENBURY INC.]

COMERICA BANK,
as a Lender

By:	/s/ Garrett Merrell
Name:	Mr. Garrett Merrell
Title:	Senior Vice President
[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT – DENBURY INC.]

GOLDMAN SACHS BANK, USA
as a Lender

By:	/s/ Keshia Leday
Name:	Keshia Leday
Title:	Authorized Signatory
[SIGNATURE PAGE TO THIRD AMENDMENT TO CREDIT AGREEMENT – DENBURY INC.]

ANNEX A
Exhibit A to the Credit Agreement
[Attached]

Annex A

EXHIBIT A
FORM OF NOTICE OF BORROWING
[Letterhead of Borrower]
[Date]1
[JPMorgan Chase Bank, N.A.,
as Administrative Agent and Swingline Lender]

Re:    Denbury Inc. Notice of Borrowing
Ladies and Gentlemen:
This Notice of Borrowing is delivered to you pursuant to Section 2.3 of the Credit Agreement, dated as of September 18, 2020 (as amended, restated, amended and restated supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among Denbury Inc., a Delaware corporation (the “Borrower”), the banks, financial institutions and other lending institutions from time to time parties or lenders thereto (the “Lenders”) and JPMorgan Chase Bank, N.A., as Administrative Agent, Swingline Lender and the Letter of Credit Issuer (such terms and each other capitalized term used but not defined herein having the meaning provided in Section 1.1 of the Credit Agreement).
The Borrower hereby requests that a Loan be extended as follows:
(i)    Aggregate amount of the requested Loan is $[_________];
(ii)    Date of such Borrowing is [___________], 202[_]2;
(iii)    Requested Borrowing is to be [an ABR Loan][a Term Benchmark Loan][an RFR Loan][a Swingline Loan];
(iv)    In the case of a Term Benchmark Loan, the initial Interest Period applicable thereto is [___________];3

1 Date of Notice of Borrowing: To be submitted (A) prior to 1:00 p.m. (Dallas, Texas time) at least three (3) U.S. Government Securities Business Days' prior to each Borrowing of Loans if such Loans are to be initially Term Benchmark Loans; (B) prior to 12:00 p.m. noon (Dallas, Texas time) on the date of each Borrowing of Loans that are to be ABR Loans; (C) prior to 12:00 p.m. noon (Dallas, Texas time) at least three (3) U.S. Government Securities Business Days' prior to each Borrowing of Loans if such Loans are to be RFR Loans; or (D) prior to 3:00 p.m. (Dallas, Texas time) on the date of each Borrowing of Loans that are to be Swingline Loans.
2 Which shall be a Business Day
3 If no Interest Period is selected, the Borrower shall be deemed to have selected an Interest Period of one month’s duration.
Exhibit A

(v)    Location and number of the Borrower’s account to which funds are to be disbursed is as follows:

Financial Institution:	[_________________]
ABA Routing Number:	[_________________]
SWIFT Code:	[_________________]
Account Name:	[_________________]
Account Number:	[_________________]
Reference:	[_________________]

The Borrower hereby represents and warrants that:
(i)    At the time of the Borrowing and immediately after giving effect thereto, no Default or Event of Default has occurred and is continuing under the Credit Agreement;
(ii)    At the time of the Borrowing and immediately after giving effect thereto, each of the representations and warranties of the Credit Parties set forth in the Credit Documents are true and correct in all material respects (unless such representations and warranties are already qualified by materiality, Material Adverse Effect or a similar qualification in which case such representations and warranties are true and correct in all respects) on and as of the date hereof, both before and after giving effect to the Loan requested hereby, unless stated to relate to a specific earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date;
(iii)    At the time of the Borrowing and immediately after giving effect thereto, the Available Commitment is not less than zero; and
(iv)    At the time of the Borrowing and immediately after giving effect thereto, other than with respect to the Credit Event on the Closing Date of the deemed refinancing and replacement of the Existing Loans and Existing Letters of Credit, as applicable, if the principal amount of such Borrowing plus the aggregate amount of Excess Cash of the Borrower and its Restricted Subsidiaries at the time of such Borrowing (but prior to giving effect to such Borrowing) exceeds the Consolidated Cash Balance Threshold, then (A) all or a portion of the proceeds of such Borrowing and/or all or a portion of the Consolidated Cash Balance of the Borrower and its Restricted Subsidiaries will be used for disbursements and expenses occurring on the date of such Borrowing as set forth on Exhibit A and (B) after giving effect to such disbursements and expenses, the Borrower and its Restricted Subsidiaries will not have any Excess Cash in excess of the Consolidated Cash Balance Threshold.
[Remainder of page intentionally left blank; signature page follows]

Exhibit A

IN WITNESS WHEREOF, the undersigned has duly executed this Notice of Borrowing by its authorized representative as of the date set forth above.

DENBURY INC.

By:
Name:
Title:

Exhibit A

EXHIBIT A
Use of Proceeds of Borrowing

Exhibit A